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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K/A

                          ----------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

              NOVEMBER 12, 2002                                  0-25053
  -------------------------------                         ----------------------
Date of Report (Date of earliest event reported)          Commission File Number


                               THEGLOBE.COM, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                           14-1782422
  -------------------------------                         ----------------------
  (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                         Identification Number)


                     110 EAST BROWARD BOULEVARD ,SUITE 1400
                         FORT LAUDERDALE, FLORIDA 33301
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               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 769-5900
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


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

Explanatory Note

On November 26, 2002, the issuer filed a Form 8-K reporting an acquisition of certain digital telephony assets pursuant to item 5 of such form. One of the exhibits attached to the filing (Exhibit 10.1) was not the final form as executed by the parties to such exhibit. The registrant is hereby filing the final form of such Exhibit 10.1.

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)(b)  None

(c)     Exhibits
        --------

10.1 Technology Purchase Agreement dated November 12, 2002, among theglobe.com, Inc., and Brian Fowler.

10.2    Form of Warrant*

10.3 Employment Agreement dated November 12, 2002, among theglobe.com, Inc. and Brian Fowler.*

10.4 Payment Agreement dated November 12, 2002, among theglobe.com, Inc., 1002390 Ontario Inc., and Robert S. Giblett.*

10.5    Release Agreement dated November 12, 2002, among theglobe.com, Inc.
        and certain other parties named therein.*
________________________________________________________________________________
*Incorporated by reference to the Form 8-K filed on November 26, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November  27,  2002               theglobe.com,  Inc.



                                          By:    /s/ Edward Cespedes
                                              ----------------------------------
                                              Edward Cespedes, President

                                  EXHIBIT INDEX

No.               Item
---               ----

10.1 Technology Purchase Agreement dated November 12, 2002, among theglobe.com, Inc., and Brian Fowler.

10.2    Form of Warrant*

10.3 Employment Agreement dated November 12, 2002, among theglobe.com, Inc. and Brian Fowler.*

10.4 Payment Agreement dated November 12, 2002, among theglobe.com, Inc., 1002390 Ontario Inc., and Robert S. Giblett.*

10.5    Release Agreement dated November 12, 2002, among theglobe.com, Inc.
        and certain other parties named therein.*
________________________________________________________________________________
* Incorporated by reference to the Form 8-K filed on November 26, 2002



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